 UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: March 2, 2026
(Date of earliest event reported)

 ITT INC.
(Exact name of registrant as specified in its charter)

Indiana	001-05672	81-1197930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Washington Boulevard
6th Floor
Stamford, CT 06902
(Address of principal executive offices) (Zip Code)
(914) 641-2000
(Registrant's telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	ITT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                                 Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 2, 2026, ITT Inc., an Indiana corporation (“ITT”), filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original 8-K”), which reported that on March 2, 2026, ITT completed its previously announced acquisition of LSF11 Redwood TopCo LLC (the “Target”) (the “SPX FLOW Acquisition”) pursuant to that certain Membership Interest Purchase Agreement, dated as of December 4, 2025, by and among ITT, LSF11 Redwood Parent, L.P., Target and ITT Industries Holdings, Inc., a Delaware corporation and wholly owned subsidiary of ITT. The Target is the parent company of SPX FLOW, Inc., a provider of engineered equipment and process technologies for end markets including industrial, health, and nutrition.

This amendment to the Original 8-K (“8-K Amendment”) is being filed for the purpose of satisfying ITT’s undertaking to file the financial statements required by Item 9.01 of Form 8-K. This 8-K Amendment should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K, and ITT has not updated any information therein to reflect events that have occurred since the date of the Original 8-K.

Item 9.01.     Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements and accompanying notes of SPX FLOW, Inc. as of and for the years ended December 31, 2025 and 2024, are filed herewith as Exhibit 99.1 to this 8-K Amendment and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined condensed financial information of ITT giving effect to the SPX FLOW Acquisition, which includes the unaudited pro forma combined condensed balance sheet as of December 31, 2025 (which gives effect to the SPX FLOW Acquisition as if it occurred or had become effective on December 31, 2025) and the unaudited pro forma combined condensed statements of income for the year ended December 31, 2025 (which gives effect to the SPX FLOW Acquisition as if it occurred or had become effective on January 1, 2025), are filed herewith as Exhibit 99.2 to this 8-K Amendment and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Audited consolidated financial statements and accompanying notes of SPX FLOW, Inc. as of and for the years ended December 31, 2025 and 2024.

99.2	Unaudited pro forma combined condensed financial statements for the periods presented.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT Inc.
(Registrant)

May 5, 2026	By:	/s/ Lori B. Marino
		Name:	Lori B. Marino
		Title:	Senior Vice President, Chief Legal Officer, Chief Compliance Officer and Secretary
(Authorized Officer of Registrant)